Exhibit 10.1

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SUPPLEMENTAL AGREEMENT NO. 14

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 14 (SA-14) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Boeing and Customer entered into Supplemental Agreement No. 11 dated April 6, 2018 (SA-11);

WHEREAS, on or about the date of SA-11 Customer, Boeing, and [****] entered into that certain “[****]” (the Original [****]) whereby, subject to Customer’s option to [****] certain 2018 787-8 [****] Aircraft, [****], each of the 2018 787-8 [****] Aircraft, in which event [****] each of the 2018 787-8 [****] Aircraft [****] to Customer (each such [****], a [****]).

WHEREAS, on or about the date hereof Customer, Boeing, and [****] entered into that certain “[****]” (the [****]) whereby, the Original [****] is [****]and the [****] is [****] and in lieu of such [****], subject to Customer’s option to [****] certain 2018 787-8 [****] Aircraft,

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Customer agrees to [****], and [****], each of the 2018 787-8 [****] Aircraft, in which event [****] each of the 2018 787-8 [****] Aircraft [****] to Customer (each such [****], a [****]).

WHEREAS, Customer and Boeing agree to amend and restate Section 9.2 of SA-11 to reflect the [****]; and

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.	Amendment of Section 9 of SA-11.

1.1    The title of Section 9 is hereby deleted in its entirety and replaced with “[****]”.

1.2    Section 9.2 of SA-11 is hereby deleted in its entirety and replaced with the following:

“9.2    Customer and Boeing will [****]:
9.2.1     the [****] for any 2018 787-8 [****] Aircraft following satisfaction by Customer of the applicable [****]; or
9.2.2    Boeing, [****] for such 2018 787-8 [****] Aircraft.
In the event of a [****], Boeing agrees to [****] of the applicable 2018 787-8 [****] Aircraft for the [****]. Customer shall not be [****] the applicable 2018 787-8 [****] Aircraft during such [****], as applicable, notwithstanding the fact that such 2018 787-8 [****] Aircraft may otherwise be [****] during such [****]. For the avoidance of doubt, the [****] shall be deemed a [****] as defined in Section 1.13 of the Misc. Commitments LA, the [****] is otherwise subject to the terms and conditions of the AGTA and the Purchase Agreement.
If prior to the [****], Boeing and Customer are [****], Customer may, within [****] following the [****], and in its sole discretion, either (i) [****] the applicable 2018 787-8 [****] Aircraft for which the [****] occurred, or (ii) [****] the Purchase Agreement with respect to (A) the applicable 2018 787-8 [****] Aircraft for which the [****] occurred, or (B) any [****] 2018 787-8 [****] Aircraft, including the applicable 2018 787-8 [****] Aircraft for which the [****] occurred, without [****] with respect to any such 2018 787-8 [****] Aircraft [****] by Customer in accordance with clause (ii) of this paragraph.  If Customer [****] the Purchase Agreement as to [****] 2018 787-8 [****] Aircraft under this Section 9.2, Boeing shall (x) [****] by Customer for the [****] 2018 787-8 [****] Aircraft with [****] from Customer to Boeing of the [****] to Customer by Boeing pursuant to this Section 9.2, (y) [****] from Customer all [****] related to the [****] 2018 787-8 [****] Aircraft at the [****], by Customer, and (z) [****] Customer for all [****] related to the anticipated [****] of such [****] 2018 787-8 [****] Aircraft, including, but not limited to, all 2018 787-8 [****] Aircraft that have been [****] in accordance with this Section 9.2 but are not yet [****].”

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10.    Effect on Purchase Agreement.

Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

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BOEING PROPRIETARY

AGREED AND ACCEPTED

February 24, 2020
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

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